UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of Incorporation)	1-16755 (Commission File Number)	74-6056896 (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 4, 2005, the Archstone-Smith Operating Trust, a Maryland real estate investment trust (the “Operating Trust”) entered into an underwriting agreement with J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated relating to the issuance and sale of its 5.250% Notes due 2015. A copy of the underwriting agreement is included as Exhibit 1.1 to this Report on Form 8-K and is incorporated herein by reference. The issuance and sale of the 5.250% Notes due 2015 is expected to close on May 11, 2005.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     On May 4, 2005, the shareholders of Archstone-Smith Trust, a Maryland real estate investment trust (the “Trust”), approved Articles of Amendment (the “Amendment”) to the Trust’s Amended and Restated Declaration of Trust providing for the declassification of the board of trustees of the Trust. The Amendment was filed with the State Department of Assessments and Taxation of Maryland on May 4, 2005. A copy of the Amendment is included as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

     The 10b5-1 plan, pursuant to which the Trust was repurchasing its common shares in the market, was terminated on April 29, 2005. Absent other factors, the Trust expects that it will not be repurchasing any of its common shares until it acquires the first set of Oakwood properties pursuant to the transaction previously announced on February 28, 2005.

     On May 3, 2005, the Operating Trust’s registration statement on Form S-3 filed on April 19, 2005, which registered additional senior unsecured debt securities of the Operating Trust, was declared effective by the Securities and Exchange Commission.

     Also, on May 3, 2005, the Trust’s registration statement on Form S-3 filed on April 19, 2005, which registered the resale by certain shareholders of common shares of beneficial interest of the Trust, was declared effective by the Securities and Exchange Commission. The common shares registered on such registration statement may be issued to the holders of Class A-1 units of beneficial interest of the Operating Trust upon redemption of the Class A-1 units by the holders thereof. Such holders received the Class A-1 units in consideration of the contribution of the Chateau Marina property.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

Exhibit 1.1	Underwriting Agreement

Exhibit 3.1	Articles of Amendment to Amended and Restated Declaration of Trust of Archstone-Smith Trust.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: May 10, 2005		Name:	Thomas S. Reif
		Title:	Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement

Exhibit 3.1	Articles of Amendment to Amended and Restated Declaration of Trust of Archstone-Smith Trust.